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Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-66831 and 33-79047.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 2000